 Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of General Steel Holdings, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2006 as filed with the Commission on August 14, 2006 (the “Report”), I, Zuo Sheng Yu, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

COMPANY NAME CORPORATION

Date: August 14, 2006		/s/ Zuo Sheng Yu
	By:	Zuo Sheng Yu
Title: Chief Executive Officer and President